Supplement dated July 30, 2015
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Value Fund I	9/1/2014
On July 30, 2015 (the "Effective Date"), the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Lead Manager	2005
The rest of the section remains the same.
On the Effective Date, the information under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following information:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Lead Manager	2005
Mr. Javidi joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2000. Mr. Javidi began his investment career in 2000 and earned a B.A. from Tufts University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP229_04_001_(07/15)